UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

LANDSTAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30542	86-0914051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

101 J Morris Commons Lane, Suite 105

Morrisville, North Carolina 27560

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 585-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 16, 2019, the board of directors of LandStar, Inc. (the “Company”) adopted the LandStar, Inc. 2019 Omnibus Stock Incentive Plan (the “2019 Plan”). The following is a summary of the principal features of the 2019 Plan:

Provision of Plan	Description
Eligible Participants:	Employees, directors, and consultants of the Company, any related entity, and any successor entity that adopts the 2019 Plan.

Share Reserve:	●	Total of 1,000,000,000 shares of the Company’s Common Stock.

	●	The reserved shares will be reduced (i) by one share for each share granted pursuant to stock options, stock appreciation rights, or other awards awarded under the 2019 Plan, and (ii) to the extent cash is delivered in lieu of shares of Common Stock upon the exercise of a stock appreciation right, the Company will be deemed to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related stock option.

Award Types:	●	Incentive stock options

	●	Nonstatutory stock options

	●	Stock appreciation rights

	●	Restricted stock awards

	●	Restricted stock unit awards

	●	Dividend equivalent rights

Vesting:	Determined by the board of directors.

Award Limits:	No more than 100,000,000 shares may be issued to a single participant pursuant to stock options and stock appreciation rights in a calendar year.

Repricings:	Repricing of outstanding stock awards is not permitted without the approval of the Company’s stockholders, except for certain ratable capitalization adjustments as set forth in the 2019 Plan.

Plan Termination Date:	May 16, 2029.

The summary of the 2019 Plan contained herein is qualified in its entirety by the full text of the 2019 Plan, filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2019, acting in accordance with Article XII of the Company’s Bylaws, the board of directors of the Company unanimously resolved to amend Article II, Section 11 of the Bylaws to permit actions by written consent of the majority of the Company’s stockholders rather than by all of the stockholders, effective immediately. The text of the amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	First Amendment to Bylaws of LandStar, Inc.
10.1	LandStar, Inc. 2019 Omnibus Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR, INC.

Date: May 20, 2019	/s/ Jason Remillard
Jason Remillard
President and Chief Executive Officer